UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2006

MAYSIA RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52025

(Commission File Number)

N/A

(IRS Employer Identification No.)

3625 N. Hall Street, Suite 900, Dallas Texas 75219-5106

(Address of principal executive offices and Zip Code)

(214) 459-1217

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Effective August 14, 2006 we entered into a letter of intent (the “Agreement”) with an unrelated party to acquire MB Gas Inc., a Calgary, Alberta, based oil and gas exploration company, for up to $15,000,000.

MB Gas owns 90% of an oil and gas project known as the “Manyberries Project”, located in Southern Alberta. The Manyberries Project includes varied working interests in lands hosting both proven and probable gas reserves, and facilities, which are in early to advanced stages of development. The vendor has agreed to “stand still” and not entertain a similar transaction with any third party prior to the drop dead date of October 1, 2006.

Item 9.01.	Financial Statements and Exhibits.
10.1	Letter of Intent dated August 14, 2006 between the Company and Notional Capital Limited
99.1	News Release issued by the Registrant on August 14, 2006

D/JLM/893453.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYSIA RESOURCES CORPORATION

/s/ Glen D. Harder

Glen D. Harder

Director

Date: August 22, 2006

D/JLM/893453.1